File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP
OF FUNDS, INC. PROSPECTUS DATED
FEBRUARY 28, 2001.

This information reflects a change to
the Prospectus.

On page 88 of the Prospectus, the
following change shall occur:

For the Tax-Exempt Income Fund, under
"Fund Managers," replace the paragraph
with the following:

Sue Voltz joined MBIA as Director and
Portfolio Manager and has held those
positions since joining the firm in 1994.
Prior to joining MBIA, she served as
Assistant Vice President, Portfolio
Manager and Analyst at Dean Witter
InterCapital Inc. from 1991-1994.
She has 18 years investment experience.


May 1, 2001